Events After the Reporting Period	6 Months Ended
Jun. 30, 2026
Events After the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

24. EVENTS AFTER THE REPORTING PERIOD

On August 12, 2026, a non-guarantor subsidiary of Telesat GEO entered into a secured term loan agreement with an unaffiliated third-party lender on arm’s length terms and borrowed US$120 million, which will be used for general corporate purposes. The loan matures in four years, subject to acceleration and a prepayment premium upon certain customary events, and accrues interest based on SOFR plus an applicable margin and the loan is secured against all assets of the subsidiary and certain assets of Telesat GEO and its other subsidiaries.

On July 31, 2026, the Company signed an agreement with Canada’s Defence Investment Agency (“DIA”) to provide Telesat Lightspeed services supporting secure Military Ka-band (“Mil-Ka”) Arctic connectivity for the Canadian Armed Forces through the Enhanced Satellite Communications Project — Polar (“ESCP-P”) program for 15 years, including two five-year option periods, with service expected to commencing in 2028.

The agreement signed on July 31, 2026 also includes that, under the terms of the ESCP-P program contract, it will in part expand the Telesat Lightspeed constellation from 156 to 225 satellites. The expansion is not expected to impact the global service date of Q1 2028 and will be funded by milestone-based payment received from the Government of Canada starting in Q3 2026.

On July 2, 2026, all assets of the Telesat Canada Pension Plan for Designated Executives were transferred to the Telesat Employee Pension Plan as part of a plan consolidation. Such transfer had no material impact on the Company’s unaudited interim condensed consolidated financial statements.